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                                                                   Exhibit 10.22


[PNCBusinessCredit Letterhead]

                                                                    May 16, 2003

Mr. Pat V. Costa
Chairman, President and Chief Executive Officer
Robotic Vision Systems, Inc.
486 Amherst Street
Nashua, NH 03063


Gentlemen:

          On April 28, 2000, a certain Revolving Credit and Security Agreement (the "Loan Agreement", as amended) was entered into by and among Robotic Vision Systems, Inc. (the "Borrower"), the financial institutions which are now or which hereafter become a party thereto (collectively, the "Lenders" and individually, a "Lender"), and PNC Bank, National Association ("PNC"), as Agent for the Lenders (PNC in such capacity, the "Agent").

          The Termination Date as set forth in the Loan Agreement of April 28, 2003 was previously extended to and including May 9, 2003, and was subsequently extended to and including May 16, 2003. The parties have agreed to further extend the Termination Date from May 16, 2003 to and including May 23, 2003. The Agent and the Borrower hereby agree to such modification of the Loan Agreement. However, except for the change in the Termination Date, all other terms and conditions as set forth in the Loan Agreement shall remain in full force and effect.

                               Very truly yours,

                               PNC BANK NATIONAL ASSOCIATION

                               BY: /s/ John C. Williams
                                  _________________________________
                                  JOHN C. WILLIAMS, Vice President

The undersigned, _____________________, on behalf of Robotic Vision Systems, Inc., consents and agrees to the modification of the Loan Agreement as set forth above.

Dated: April __, 2003          ROBOTIC VISION SYSTEMS, INC.


                               BY:_________________________________
                                  Pat V. Costa, Chairman, President,
                                  and CEO